Income Taxes - Deferred Tax Assets Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Other differences	$ 10,909	$ 14,135
Tax losses	69,642	40,221
Fixed assets	6,779	3,934
Total deferred tax assets	87,330	58,290
Valuation allowances	(85,465)	(56,536)
Net deferred tax asset (liability)	$ 1,865	$ 1,754